SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 25, 2005 _______________________________________________

INTERNATIONAL FLAVORS & FRAGRANCES INC. _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New York ________________________________ (State or Other Jurisdiction of Incorporation)	1-4858 _________________________________ (Commission File Number)	13-1432060 ______________________________ (I.R.S. Employer Identification Number)

521 West 57th Street, New York, New York __________________________________________________________________ (Address of Principal Executive Offices)	10019 ___________________(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition

The disclosure set forth below under “Item 7.01 Regulation FD Disclosure' is incorporated by reference into this Item 2.02.”

Item 7.01. Regulation FD disclosure

In anticipation of the releases of earnings announcements for the fourth quarter of 2004 and applicable 2005 earnings releases by International Flavor & Fragrances Inc. (the “Company”), the following information is being furnished as a result of or otherwise in connection with the sale of its fruit preparations businesses in Switzerland, Germany and France to Frutarom Industries Ltd. (“Frutarom”). The data is being furnished as Exhibits 99.1 to 99.5 as appropriate.

1.	Unaudited quarterly pro-forma consolidated statements of income for the year 2002 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

2.	Unaudited quarterly pro-forma consolidated statements of income for the year 2003 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

3.	Unaudited quarterly pro-forma consolidated statements of income for 2003 reflecting the exclusion of operating results for the German and Switzerland fruit preparations businesses for the period August 17, 2003 through year-end and the exclusion of operating results for the French fruit preparations business for the period October 29, 2003 through year-end.

4.	Unaudited quarterly pro-forma consolidated statements of income for the three quarters and nine months in the period ended September 30, 2004 reflecting the exclusion of the disposed German, Switzerland, and French fruit preparations businesses for the periods presented. The fourth quarter 2004 data presented represents the results of the French fruit preparations business up to the date of sale and the year-to-date data represents the amounts included for Germany, Switzerland and France in the Company’s results for the period owned by the Company.

5.	Pro-forma Net Sales and Country of Destination Sales data for 2002 and 2003 and for the period ending September 2004 reflecting the exclusion of the German and Switzerland fruit preparations businesses disposed of on August 17, 2004 and the French business disposed of on October 29, 2004.

The above pro-forma information is intended to provide the reader with the ability to exclude from historical reported results the businesses that the Company has disposed of. Such information is supplemental to information presented in accordance with generally accepted accounting principles (GAAP) and is not intended to represent a presentation in accordance with GAAP. In discussing its historical results and financial condition, the Company believes it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparative basis, the relative impact of the businesses the Company has disposed of. In addition, management reviews each of these non-GAAP financial measures to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to its core continuing business.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Unaudited quarterly pro-forma consolidated statements of income for the year 2002 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

99.2	Unaudited quarterly pro-forma consolidated statements of income for the year 2003 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

99.3	Unaudited quarterly pro-forma consolidated statements of income for 2003 reflecting the exclusion of operating results for German and Switzerland fruit preparations businesses for the period August 17, 2003 through year-end and the exclusion of operating results for the French fruit preparations business for the period October 29, 2003 through year-end.

99.4	Unaudited quarterly pro-forma consolidated statements of income for the three quarters and nine months in the period ended September 30, 2004 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for the periods presented. The fourth quarter 2004 data presented represents the results of the French fruit preparations business up to the date of sale and the year-to-date data represents the amounts included for Germany, Switzerland and France in the Company’s results for the period owned by the Company.

99.5	Pro-forma Net Sales and Country of Destination Sales data for 2002 and 2003 and for the period ending September 2004 reflecting the exclusion of the German and Switzerland fruit preparations businesses disposed of on August 17, 2004 and the French fruit preparations business disposed of on October 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: /s/ Dennis M. Meany —————————————— Name: Dennis M. Meany Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited quarterly pro-forma consolidated statements of income for the year 2002 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

99.2	Unaudited quarterly pro-forma consolidated statements of income for the year 2003 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for all periods presented.

99.3	Unaudited quarterly pro-forma consolidated statements of income for 2003 reflecting the exclusion of operating results for German and Switzerland fruit preparations businesses for the period August 17, 2003 through year-end and the exclusion of operating results for the French fruit preparations business for the period October 29, 2003 through year-end.

99.4	Unaudited quarterly pro-forma consolidated statements of income for the three quarters and nine months in the period ended September 30, 2004 reflecting the exclusion of the disposed German, Switzerland and French fruit preparations businesses for the periods presented. The fourth quarter 2004 data presented represents the results of the French fruit preparations business up to the date of sale and the year-to-date data represents the amounts included for Germany, Switzerland and France in the Company’s results for the period owned by the Company.

99.5	Pro-forma Net Sales and Country of Destination Sales data for 2002 and 2003 and for the period ending September 2004 reflecting the exclusion of the German and Switzerland fruit preparations businesses disposed of on August 17, 2004 and the French fruit preparations business disposed of on October 29, 2004.